HEWITT SERIES TRUST

Hewitt Money Market Fund

(Nasdaq Ticker Symbol: HEWXX)

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2010, as Supplemented May 28, 2010

Hewitt Money Market Fund (the “Fund”) is the sole series of Hewitt Series Trust (the “Trust”), a diversified, open-end management investment company. The Fund invests all of its assets into the Money Market Master Portfolio (the “Portfolio”), a series of Master Investment Portfolio (“MIP”). This Statement of Additional Information (“SAI”) contains information about the Fund that supplements the information contained in the Fund’s Prospectus. The investment objective and policies of the Fund are described in the Prospectus.

The Fund’s and the Portfolio’s audited financial statements appearing in the Annual Report to the shareholders of the Fund, dated December 31, 2009, and the independent auditor’s report thereon are incorporated by reference in this SAI.

This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus, dated April 30, 2010. A copy of the Prospectus and the Annual Reports of the Fund, which contain the referenced statements, may be obtained without charge by writing Hewitt Financial Services LLC at 100 Half Day Road, Lincolnshire, Illinois 60069 or by calling 1-800-890-3200.

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INTRODUCTION

The Trust is a statutory trust that was organized on July 7, 1998 under the laws of the State of Delaware. The Fund was organized on August 23, 2000 and commenced operations on December 4, 2000. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), and the Fund is a diversified, open-end management investment company.

The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a series of MIP and has the same investment objective and substantially the same investment restrictions as the Fund. MIP, like the Trust, is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions.  The Fund and the Portfolio are subject to certain investment restrictions that are fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund or the Portfolio, as defined by the 1940 Act. A “majority of the outstanding voting securities” of the Fund or of the Portfolio means the lesser of (i) 67% of the shares of the Fund or of the Portfolio represented at a meeting at which holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of that Fund or the Portfolio.

Under these fundamental restrictions, neither the Fund nor the Portfolio may:

(1)    purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s or the Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Fund’s or the Portfolio’s total assets, provided that this restriction does not limit the Fund’s or the Portfolio’s (i) investments in securities of other investment companies; (ii) investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund and the Portfolio reserve the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”) or its staff);

(2)    purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund or the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(3)    purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction; (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options; and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

(4)    underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s or the Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(5)    borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(6)    purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s or the Portfolio’s total assets, more than 5% of the value of the Fund’s or the Portfolio’s total assets would be invested in the securities of such issuer or the Fund’s or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s or the Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in other investment companies; or

(7)    make loans to other parties except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

With respect to paragraph 5 above, the 1940 Act currently allows the Fund and the Portfolio to borrow up to one-third of the value of its respective total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 7 above, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s and Portfolio’s securities that may be loaned to one-third of the value of its respective total assets.

Non-Fundamental Investment Restrictions.  The Fund and the Portfolio are also subject to the following additional investment restrictions, which are non-fundamental policies. With respect to the Fund and the Portfolio, the restrictions can be changed without shareholder approval by the Board of Trustees of the Trust or the Board of Trustees of MIP, as the case may be.

(1)    The Fund and the Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund and the Portfolio may purchase securities with put rights in order to maintain liquidity.

(2)    The Fund and the Portfolio may not purchase interests, leases or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(3)    The Fund and the Portfolio may not make investments for the purpose of exercising control or management; provided that the Fund and the Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objective, policies and restrictions as the Fund or the Portfolio.

(4)    The Fund and the Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures, and options on futures) or make short sales of securities.

(5)    The Fund and the Portfolio may each invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund’s and the Portfolio’s investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s or the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Portfolio’s or the Fund’s total assets in the aggregate. Other investment companies in which the Portfolio or the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio and the Fund.

(6)    The Fund and the Portfolio may not acquire (i) an illiquid security if, immediately after such acquisition, the Fund or the Portfolio would have invested more than 5% of its total assets in illiquid securities; (ii) any security other than a Daily Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, the Fund or the Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets; or (iii) any security other than a Weekly Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, the Fund or the Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets.

(7)    The Fund and the Portfolio may each lend securities from their portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of their respective total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolio or the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

General.  Unless otherwise specified, all percentage and other restrictions, requirements and limitations on investments set forth in this SAI, as well as those set forth in the Fund’s Prospectus, apply immediately after the purchase of an investment, and subsequent changes and events do not constitute a violation or require the sale of any investment by the Portfolio or the Fund.

INVESTMENT POLICIES AND PRACTICES

General.  The following information supplements the description of the investment policies and practices of the Portfolio as described in the Fund’s Prospectus.

The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Trust (the “Board of Trustees”) determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Fund’s assets would be invested in accordance with the investment policies described below with respect to the Portfolio.

The assets of the Portfolio consist only of obligations maturing within 397 calendar days from the date of acquisition, as determined in accordance with applicable rules and regulations of the SEC. The dollar-weighted average maturity of the investments of the Portfolio may not exceed 60 calendar days, and the dollar-weighted average life of the investments of the Portfolio (measured without regard to a security’s interest rate reset date) may not exceed 120 calendar days. The securities in which the Portfolio may invest will not yield as high a level of current income as could be achieved by investing in securities having longer maturities, less liquidity and less safety. There can be no assurance that the investment objective of the Portfolio or the Fund, as described in the Prospectus, will be achieved.

Asset-Backed and Commercial Mortgage-Backed Securities.  The Portfolio may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened or extended, and the security’s total return may be difficult to predict precisely. The Portfolio may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of or under the 1940 Act. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for credit-linked securities.

Treasury, Government and Agency Securities.  The Portfolio invests in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government (“Government Securities”). These securities include obligations issued by the U.S. Treasury (“Treasury Securities”), including Treasury bills, notes and bonds. These are direct obligations of the U.S. government and differ primarily in their rates of interest and the length of their original maturities. Treasury Securities are backed by the full faith and credit of the U.S. government. Government Securities include Treasury Securities as well as securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (“Agency Securities”). Agency Securities are in some cases backed by the full faith and credit of the U.S. government. In other cases, Agency Securities are backed solely by the credit of the governmental issuer. Government Securities purchased by the Portfolio may include variable- and floating-rate securities.

Bank Obligations.  The Portfolio may invest in bank obligations, including certificates of deposit (“CDs”), time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. Certain bank obligations may benefit from existing or future governmental debt guarantee programs.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits (“TDs”) are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed-, floating- or variable- interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks that those generally associated with investments in the obligations of domestic banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks differ from those applicable to U.S. banks.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the appropriate regulatory authority,

by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Unrated Investments and Changes in Ratings.  The Portfolio may purchase securities that are not rated if, in the opinion of BlackRock Fund Advisors (“BFA”), such obligations are of a quality comparable to that of the rated investments in which the Portfolio may invest, if they are purchased in accordance with procedures adopted by MIP’s Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act. These procedures require approval or ratification by MIP’s Board of Trustees of the Portfolio’s purchase of unrated securities. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require an immediate sale of such security by the Portfolio provided that, when a security ceases to be rated, BFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board of MIP finds that the sale of such security would not be in the Portfolio’s shareholders’ best interest.

To the extent the ratings given by a nationally recognized statistical ratings organization (e.g., Moody’s® Investors Services, Inc. (“Moody’s”) or Standard & Poor’s® Rating Services (“S&P”), a division of McGraw-Hill Companies, Inc.) may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

The ratings categories used by Moody’s and S&P are more fully described in the Appendix to this SAI.

Mortgage Pass-Through Securities.  The Portfolio may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government entities or U.S. government-sponsored enterprises including: the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

The Portfolio may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest in mortgage securities issued by private non-government entities. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.

In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.

Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. Non-government mortgage securities may be subject to greater price changes than government issues.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Portfolio may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA” transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Portfolio may use TBA transactions in several ways. For example, the Portfolio may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, a fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Portfolio to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Portfolio will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause the Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

Loans of Portfolio Securities.  Pursuant to guidelines approved by MIP’s Board of Trustees, the Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest. The Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Portfolio is entitled to receive the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Portfolio or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Portfolio’s securities as agreed, the Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by MIP’s Board of Trustees. BlackRock Institutional Trust Company, N.A., (“BTC”) acts as securities lending agent for the Portfolio subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Repurchase Agreements.  The Portfolio may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period.

Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Portfolio but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Portfolio may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Portfolio could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Portfolio that utilizes them. Such risks are not unique to the Portfolio but are inherent in repurchase agreements. The Portfolio seeks to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Portfolio would retain the status of an unsecured creditor of the counterparty (i.e., the position the Portfolio would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction.

Municipal Obligations.  The Portfolio may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The Portfolio will invest in high-quality long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Floating-Rate and Variable-Rate Obligations.  The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Portfolio may purchase floating- and variable-rate obligations. These obligations may include floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 calendar days, as defined in accordance with Rule 2a-7 and the 1940 Act. Variable-rate demand notes include master demand notes that are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of these obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of the obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, these obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in which the Portfolio invests.

Commercial Paper and Short-Term Corporate Debt Instruments.  The Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts, which may change daily without penalty, at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. BFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 397 calendar days remaining to maturity at the date of settlement. The Portfolio will invest only in such corporate bonds and debentures that are deemed appropriate by BFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. BFA will consider such an event in determining whether the Portfolio should continue to hold the obligation. To the extent the Portfolio continues to hold such obligations, it may be subject to additional risk of default.

Asset-backed Commercial Paper.  The Portfolio may also invest in asset-backed commercial paper. Asset-backed commercial paper is a type of securitized commercial paper product used to fund purchases of financial assets by special purpose finance companies called conduits. The financial assets may include assets such as pools of trade receivables, car loans and leases, and credit card receivables, among others. Asset-backed commercial paper is typically tracked and rated by one or more credit rating agencies. Some asset-backed commercial paper programs maintain a back-up liquidity facility provided by a major bank, which is intended to be used if the issuer is unable to issue new asset-backed commercial paper.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines or the value of the security to be sold increases before the settlement date. Although the Portfolio will generally purchase securities with the intention of acquiring them, the Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

Illiquid Securities.  The Portfolio may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Portfolio cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

The Portfolio must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. To ensure sufficient liquidity, BFA considers factors that could affect the Portfolio’s liquidity needs, including characteristics of the Portfolio’s investors and their likely redemptions. Depending upon the volatility of the Portfolio’s cash flows, the Board of Trustees of MIP may require the Portfolio to maintain greater liquidity than the daily and weekly minimum liquidity requirements as stated in the Fund’s non-fundamental investment restrictions.

Investment Company Securities.  The Portfolio may invest in shares of open-end investment companies, including investment companies that are affiliated with the Portfolio and BFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio. The Portfolio may also purchase shares of exchange listed closed-end funds to the extent permitted under the 1940 Act. Under the 1940 Act, the Portfolio’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the

Portfolio’s total assets with respect to any one investment company, and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

Non-U.S. Obligations.  The Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Portfolio may invest. The Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Funding Agreements.  The Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. The Portfolio will purchase short-term funding agreements only from banks and insurance companies. The Portfolio may also purchase Guaranteed Investment Contracts.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Portfolio may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Portfolio’s assets than if the value were based on available market quotations.

Loan Participation Agreements.  The Portfolio may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Portfolio may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Portfolio to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Portfolio could be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation the Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Portfolio also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Portfolio may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Portfolio’s assets than if the value were based on available market quotations.

Restricted Securities.  Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Portfolio. Restricted securities generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participation Interests.  The Portfolio may invest in participation interests in any type of security in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the underlying securities in the proportion that the Portfolio’s participation interest bears to the total principal amount of the underlying securities.

Letters of Credit.  Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Portfolio is permitted to purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of the Portfolio may be used for letter of credit-backed investments.

Medium-Term Notes.  The Portfolio may invest in medium term notes that have remaining maturities that are consistent with the conditions of Rule 2a-7. Medium-term notes are a form of corporate debt financing. They are often issued on a regular or continuous basis without the requirement to produce a new set of legal documentation at the time of each issuance. Medium-term notes have maturities that range widely based on the needs of the issuer; although they most often mature between nine months and ten years, they may have longer maturities.

Mortgage Securities.  Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.

Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Municipal Securities.  The Portfolio may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Portfolio may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

The Portfolio will invest in high-quality, long-term municipal bonds, municipal notes and short-term commercial paper with remaining maturities not exceeding 397 calendar days.

DISCLOSURE OF PORTFOLIO INFORMATION

The Fund believes frequent and uniform fair disclosure to the public of information on the portfolio holdings of the Fund is in the best interests of the Fund’s shareholders and potential investors. However, this information is confidential and proprietary until uniform fair disclosure to the public is made. Selective disclosure of such information could have adverse ramifications for the Fund’s shareholders. The Board of Trustees has adopted and implemented a portfolio holdings disclosure policy. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders. The Board shall be updated as needed regarding the Fund’s compliance with these policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Hewitt and its affiliates.

The President or Secretary of the Fund may authorize disclosure of the portfolio information prior to public disclosure to the Fund’s principal service providers on an as needed basis. In addition to Hewitt and its affiliates, these service providers include the Fund’s independent registered public accounting firm (PricewaterhouseCoopers LLP), legal counsel (K&L Gates LLP), and financial printer (R.R. Donnelley & Sons, Inc.). While the Fund does not have separate confidentiality agreements with these service providers, and, accordingly, it is possible that the Fund’s portfolio information could become selectively disclosed, the Board believes that such disclosure is unlikely given the industry standards that such companies operate under and the Fund’s past experience with these companies. In addition, public knowledge of the companies’ failure to maintain the confidentiality of this information could likely cause severe reputational damage and therefore is unlikely. The Fund also expects that these service providers will not trade based on the information or use the information except as necessary in providing services to the Fund. The Fund’s policies prohibit Hewitt and the Fund’s other service providers from entering into any agreement to disclose the Fund’s portfolio holdings information in exchange for any form of consideration. These policies apply to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries, other service providers, and rating and ranking organizations. Certain affiliated persons of the Fund, including the trustees, may receive portfolio information prior to public disclosure in connection with preparation for board meetings and other instances necessary for the operation of the Fund.

The Fund’s portfolio holdings currently are disclosed to the public through its filings with the SEC. The Fund files its portfolio holdings with the SEC for each quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the year). Shareholders may obtain the Fund’s Form N-CSR and N-Q filings on the SEC’s Website at www.sec.gov. In addition, the Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Website or the operation of the public reference room.

Beginning October 7, 2010, information concerning the Fund’s portfolio holdings will be available from the Fund’s website, www.hewittfs.com, five business days after the end of each month and will remain available for at least six months thereafter. In addition, beginning December 7, 2010, information concerning the Fund’s portfolio holdings will be filed on a monthly basis with the SEC on Form N-MFP.

After portfolio information has already been made public in an SEC filing, it may thereafter be disclosed to anyone and may be used in marketing literature and in communications to shareholders and others.

MANAGEMENT

Trustees and Officers.  The Board of Trustees consists of three Trustees, two of whom are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee”). The Board has the overall responsibility for monitoring and supervising the operations of the Trust. The officers of the Trust are responsible for managing the day-to-day operations of the Trust. MIP’s Board of Trustees has similar responsibilities with respect to the operations of the Portfolio.

Each Trustee serves during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor. Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations and other directorships held during the past five years.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Donald S. Hunt (71)	Trustee	Since 1998	Retired.	1	Chairman and Director, ADA Business Enterprises, Inc., 2000 through December 2006; Director, Vision III, Imaging, Inc. 1997 to Present.

John D. Oliverio (57)	Trustee	Since 1998	Chief Executive Officer and Director, Wheaton Franciscan Services, Inc., June 2000 to Present.	1	Director, Wheaton Franciscan Medical Group, July 2006 to Present; Director, Wheaton Franciscan Ministries, Inc., January 1998 to Present; Director, United Health System, September 1998 to Present; Director, Affinity Health System, January 1995 to Present; Director, Wheaton Franciscan Healthcare-SE Wisconsin, July 2006 to Present; Director, All Saints Health System, July 1992 to June 2006; Director, Covenant Healthcare System, July 1989 to June 2006; Director, Wheaton Franciscan Services, Inc., July 1989 to Present.

INTERESTED TRUSTEE

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Andrea W. Armstrong (43)*	President and Trustee	Since December 2007	Chief Executive Officer, Hewitt Financial Services LLC, September 2007 to Present; Enhanced Shared Services Client Services Group Leader, November 2006 to Present, Benefits Delivery Manager prior to 2006, Hewitt Associates LLC.	1	None

*	Ms. Armstrong is an “interested person” of the Trust because of her affiliation with Hewitt Associates LLC, an affiliate of the distributor of the Fund’s shares.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Officer

Peter E. Ross (50)	Secretary and Chief Compliance Officer	Since 1998 and 2004, respectively	General Counsel, Secretary and Chief Compliance Officer, Hewitt Investment Group LLC, January 2007 to Present; General Counsel and Secretary, since 2007, Assistant Secretary, 1994 to 2006, and Chief Compliance Officer, 1994 to Present, Hewitt Financial Services LLC; Assistant Secretary, Hewitt Associates, Inc., 2002 to Present; Consultant and Attorney, Hewitt Associates LLC, 1989 to Present.	None

Douglas S. Keith (44)	Treasurer and Chief Financial Officer	Since May 2005	Chief Financial Officer Hewitt Financial Services LLC, January 2007 to Present; Financial Consultant, Hewitt Associates LLC, 2004 to Present.	None

The address of each Trustee and officer of the Trust is 100 Half Day Road, Lincolnshire, Illinois 60069.

Trustee Experience and Qualifications.  The Board has determined that each Trustee is qualified to serve on the Board because of his or her specific attributes, including prior experience, background and skills. The following outlines each Trustee’s qualifications that led to the conclusion that the Trustee should serve on the Board:

Donald S. Hunt. Mr. Hunt has more than 30 years of experience in the banking and financial services industries. He served as President and Chief Operating Officer for Harris Trust and Savings Bank and Harris Bankcorp, Inc. Mr. Hunt holds a BA from Carleton College and an MBA from Indiana University. The Board concluded that Mr. Hunt is suitable to act as a Trustee because of his academic background and his extensive banking and investment management experience.

John D. Oliverio. Mr. Oliverio, a certified public accountant, has more than 25 years of experience with Wheaton Franciscan Healthcare, where he is President and Chief Executive Officer. Mr. Oliverio holds a BA in business administration from Loyola University in Chicago and a master’s of management degree from Northwestern University’s Kellogg Graduate School of Management. He serves on the boards of directors of more than 25 health care organizations and associations. The Board concluded that Mr. Oliverio is suitable to act as a Trustee because of his academic background, professional experience and extensive service on numerous boards of directors.

Andrea W. Armstrong. Ms. Armstrong is Chief Executive Officer of the Distributor and is Business Development Leader for Hewitt’s Point Solutions, a series of businesses within Hewitt’s Benefits Outsourcing segment. Ms. Armstrong has a BA from the University of Cincinnati and holds Financial Industry Regulatory Authority securities licenses Series 7, 24 and 66. The Board concluded that Ms. Armstrong is suitable to act as a Trustee because of her academic background, business experience and experience with the Distributor.

Board Committees.  There is one standing committee of the Board of Trustees, which is the Audit Committee. The members of the Audit Committee are Donald S. Hunt and John D. Oliverio, each an Independent Trustee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. During the fiscal year ended December 31, 2009, the Audit Committee held two meetings.

Board Leadership Structure.  The Board is composed of three Trustees, two of whom are Independent Trustees. Ms. Armstrong, the president of the Fund, is considered an “Interested Trustee” because of her affiliation with Hewitt Associates LLC (“Hewitt”), an affiliate of the distributor of the Fund’s shares. While there is no lead Independent Trustee, the two Independent Trustees comprise the Board’s standing Audit Committee, as described above, and meet regularly outside the presence of Fund management in executive session or with other service providers to the Fund. Each of the three Trustees was appointed to serve on the Board because of his or her experience, skills and qualifications, as noted above in the section “Trustee Experience and Qualifications.”

The Board holds regular quarterly meetings and may hold special meetings as necessary between scheduled meetings. The Board also conducts annual assessments of its effectiveness and the effectiveness of the Audit Committee. Based on the above, the Board has determined that the Board’s leadership structure is appropriate given the size of the Fund and the nature of its business. In particular, the Board believes that having Independent Trustees constitute a majority of the Board allows the Board to exercise independent judgment, which enhances effective oversight. The Board also believes that including an interested person on the Board provides it with the perspective of the Fund’s affiliates, which is, in the Board’s view, a crucial element in the Trustees’ decision-making process and aids them in serving the best interests of the Fund’s shareholders.

Board Oversight of Risk.  Day-to-day risk management with respect to the investments of the Portfolio is the responsibility of BFA, which reports to the

MIP Board of Trustees, as well as the Board, on a regular and as-needed basis on the risks to which the Portfolio is subject. Hewitt, as administrator to the Fund, is responsible for the day-to-day risk management function for all other aspects of the Fund’s operations.

Risk oversight forms part of the Board’s general oversight of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, state law, other applicable laws, and the Fund’s investment objectives and strategies. The Board reviews reports from management, the independent registered public accounting firm for the Fund, and its affiliates regarding risks faced by the Fund.

The Board has appointed a Chief Compliance Officer (“CCO”), who oversees the implementation and testing of the Fund’s compliance program, reports directly to the Board regarding Fund compliance matters, and presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO also provides to the Board updates on the application of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The CCO also immediately reports to the Board as needed in case any problems associated with the Fund’s compliance policies and procedures could expose (or might have the potential to expose) the Fund to risk.

Board Interest in the Fund.  The Trustees own the following amounts in the Fund as of December 31, 2009:

Dollar Range of Equity Securities in the Fund

(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)

Name of Trustee	Shares of the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)

Andrea W. Armstrong, Trustee	None	None

Donald S. Hunt, Independent Trustee	None	None

John D. Oliverio, Independent Trustee	None	None

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust and the Fund.

Trustee Interest in Investment Advisers, Distributor or Affiliates. As of December 31, 2009, neither the Independent Trustees nor members of their immediate families own securities beneficially or of record in Hewitt, BFA or Hewitt Financial Services LLC, or any of their affiliates.

Compensation.  Trustees who are not employed by Hewitt or one of its affiliates are paid an annual retainer of $8,000 and an in-person Board meeting fee of $2,000 per meeting. Trustees who are not employees of Hewitt or one of its affiliates are reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of their responsibilities, including travel related expenses. No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it.

Trustee compensation for the fiscal year ended December 31, 2009, was as follows:

Compensation Table

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Donald S. Hunt, Independent Trustee	$14,000	$0	$0	$14,000

John D. Oliverio, Independent Trustee	$14,000	$0	$0	$14,000

Andrea W. Armstrong, President and Trustee	$0	$0	$0	$0

The Portfolio Adviser.  BFA, located at 400 Howard Street, San Francisco, California 94105, is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock Inc. It provides investment advisory services to the Portfolio pursuant to an investment advisory agreement with MIP (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Portfolio Adviser is responsible for the management of the investments of the Portfolio and makes all decisions regarding, and places all orders for, the purchase and sale of securities for the Portfolio.

As compensation for services rendered and expenses assumed by BFA, the Portfolio pays BFA a monthly management fee that is computed at the annual rate of 0.10% of the average daily net assets of the Portfolio. Because the Fund is an investor in the Portfolio, shareholders of the Fund indirectly bear this fee. For the fiscal years ended December 31, 2007, 2008 and 2009, the Portfolio paid management fees, net of waivers and/or offsetting credits, of $14,314,429, $21,342,064 and $16,914,095, respectively, to BFA for its advisory services. From time to time BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Portfolio and, accordingly, have a favorable impact on its performance. BFA has contractually agreed to waive a portion of its advisory fees and accept payment at an annual rate of 0.07% through the close of business on November 30, 2011 with respect to the Portfolio. For the fiscal years ended December 31, 2007, 2008 and 2009, BFA waived management fees of $6,206,855, $9,808,245 and $7,403,559, respectively.

The Advisory Agreement was approved by the Board of Trustees of MIP, including a majority of the Trustees of MIP who are not “interested persons” of MIP or BFA. It continues in effect from year to year if approved annually by either (i) MIP’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act); provided that the continuance also is approved by a majority of the members of MIP’s Board of Trustees who are not “interested persons” of MIP or BFA, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days written notice by the Board of Trustees of MIP or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio. As required by the 1940 Act, the Advisory Agreement provides for its automatic termination in the event of its assignment (as defined by the 1940 Act). Additional information regarding the approval of the Advisory Agreement by the MIP’s Board of Trustees can be found in the Fund’s semi-annual report for the period ended June 30, 2009.

Administrator for the Fund.  Hewitt is a wholly owned subsidiary of Hewitt Associates, Inc., a publicly-traded company listed on the New York Stock Exchange under the symbol “HEW.” Hewitt, located at 100 Half Day Road, Lincolnshire, Illinois 60069, provides administrative services to the Fund pursuant to an administration agreement (the “Administration Agreement”). The Administration Agreement continues in effect from year to year unless terminated by a vote of the Board of Trustees or Hewitt. The Administration Agreement may be terminated, without penalty, by either party upon 60 days written notice. Services provided by Hewitt pursuant to this agreement include, but are not limited to: managing the daily operations and business affairs of the Fund, subject to the supervision of the Board of Trustees; overseeing the preparation and maintenance of all documents and records required to be maintained by the Fund; preparing or assisting in the preparation of the Fund’s regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material for meetings of the Board of Trustees relating to the Fund and meetings of their shareholders. For these services, the Trust pays Hewitt a monthly fee calculated at the annual rate of 0.55% of the Fund shares’ average daily net assets.

Hewitt has contracted with BTC, an affiliate of BFA, to assist it in performing administrative services on behalf of the Trust relating to its investment in the Portfolio, pursuant to a sub-administration agreement (the “Sub-Administration Agreement”).

Custodian.  State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, (the “Custodian”) serves as custodian of the Fund and the Portfolio and maintains custody of the securities and similar assets of the Fund and the Portfolio. The Custodian is authorized to hold these assets in securities depositories and to use sub-custodians. Cash held by the Custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently, $250,000). State Street Bank and Trust Company also maintains the accounting books and records of the Fund and provides sub-administrative services.

Transfer Agent and Dividend-Paying Agent.  State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Fund.

Shareholder Servicing Arrangements.  The Fund has retained Hewitt Financial Services LLC, the Fund’s distributor and an affiliate of Hewitt, to serve as the shareholder servicing agent pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Pursuant to the Shareholder Servicing Agreement, the Fund pays Hewitt Financial Services LLC a monthly fee calculated at an annual rate of 0.25% of the Fund shares’ average daily net assets. The Shareholder Servicing Agreement terminates automatically in the event of its “assignment” (as defined by the 1940 Act) and may be terminated by either party to the agreement without penalty on not less than 60 days written notice.

DISTRIBUTOR

Hewitt Financial Services LLC, 100 Half Day Road, Lincolnshire, Illinois 60069, serves as the distributor of shares of the Fund (the “Distributor”). The Distributor serves as the exclusive distributor of shares of the Fund pursuant to a distribution agreement with the Trust on behalf of the Fund (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Distributor is authorized to enter into selling agreements with securities dealers and other financial institutions for the distribution of shares. Shares of the Fund are available for purchase on a continuous basis from the Distributor, as agent, although the Distributor is not obligated to sell any particular amount of shares.

The Distribution Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees, including the vote of a majority of the Independent Trustees. The Distribution Agreement may be terminated at any time, without penalty, by either party upon 60 days written notice and terminates automatically in the event of an “assignment” (as defined by the 1940 Act).

Under the Distribution Agreement, the Distributor is required to bear all of the costs associated with distribution of shares of the Fund, including the incremental cost of printing prospectuses, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials.

EXPENSES

All expenses of the Trust and the Fund not expressly assumed by Hewitt as the administrator of the Fund are paid by the Fund. In addition, as an investor in the Portfolio, the Fund bears a pro rata portion of the expenses of the Portfolio. Expenses borne by the Fund and the Portfolio include, but are not limited to: fees for investment advisory and administration services; fees paid to the shareholder servicing agent; the fees and expenses of any registrar, custodian, accounting agent, transfer agent or dividend disbursing agent; brokerage commissions; taxes; registration costs; the cost and expense of printing, including typesetting; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of Hewitt or the Distributor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing shares of the Fund; fees and expenses of legal counsel; fees and expenses of independent auditors; membership dues of industry associations; interest on borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

The Administration Agreement requires Hewitt to absorb expenses (excluding interest, brokerage commissions and extraordinary expenses) to the extent necessary to assure that total ordinary operating expenses of the Fund’s shares do not exceed annually 0.95% of its average daily net assets, or that the seven-day yield of the Fund does not fall below 0%. Under the Administration Agreement, the Fund will be obligated to reimburse Hewitt for any fees waived and expenses absorbed, but only if the reimbursement is made within three years from the date waived or absorbed and only to the extent that the reimbursement does not cause the total ordinary operating expenses of the Fund to exceed its expense limitation. The expense limitations of the Fund may not be modified or terminated without the approval of the Board of Trustees.

For the year ended December 31, 2007, the advisory fee payable by the Fund and the fees payable for administrative, distribution and shareholder services were as follows:

The portion of the advisory fee payable by the Portfolio to Barclays Global Fund Advisors* and the share of the ordinary operating expenses of the Portfolio attributable to the Fund	$184,260

Shareholder servicing fee payable to Hewitt Financial Services LLC on behalf of the Fund	$547,693

Administrative fees payable to Hewitt Associates LLC on behalf of the Fund	$1,204,454

For the year ended December 31, 2008, the advisory fee payable by the Fund and the fees payable for administrative, distribution and shareholder services were as follows:

The portion of the advisory fee payable by the Portfolio to Barclays Global Fund Advisors* and the share of the ordinary operating expenses of the Portfolio attributable to the Fund	$214,010

Shareholder servicing fee payable to Hewitt Financial Services LLC on behalf of the Fund	$780,254

Administrative fees payable to Hewitt Associates LLC on behalf of the Fund	$1,715,214

For the year ended December 31, 2009, the advisory fee payable by the Fund and the fees payable for administrative, distribution and shareholder services were as follows:

The portion of the advisory fee payable by the Portfolio to Barclays Global Fund Advisors and BFA* and the share of the ordinary operating expenses of the Portfolio attributable to the Fund and the fee payable by the Fund to Hewitt	$213,113

Shareholder servicing fee payable to Hewitt Financial Services LLC	$761,037

Administrative fees payable to Hewitt Associates LLC on behalf of the Fund	$1,672,737

*	Prior to December 1, 2009, BFA was known as Barclays Global Fund Advisors.

Portions of the fees payable by shares of the Fund were waived and certain Fund expenses were reimbursed during the periods above to satisfy the limitations on the Fund shares’ operating expenses. For the years ended 2007, 2008 and 2009, the fees waived and expenses reimbursed by Hewitt Associates LLC totaled $182,740, $180,119 and $1,601,581, respectively.

No administrative or shareholder servicing fees paid by the Fund’s shares for the year ended December 31, 2009 were paid to broker-dealers and other financial intermediaries for distribution assistance.

DETERMINATION OF NET ASSET VALUE

Days and Times Net Asset Value Per Share is Computed.  The Prospectus describes the days on which the net asset values per share of the Fund are computed for purposes of purchases and redemptions of shares by investors and also sets forth the times as of which such computations are made.

Shares of the Fund may be purchased on any day that the primary markets for the Portfolio’s portfolio securities (i.e. the bond markets) are open and the Fedwire Funds Service is open for business. Currently, the following days are either days on which the primary markets are scheduled to close or the Fedwire Funds Service is scheduled to close: New Year’s Day; Martin Luther King, Jr.’s Birthday (third Monday in January); Presidents’ Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Columbus Day (second Monday in October); Veterans’ Day; Thanksgiving Day (fourth Thursday in November); and Christmas Day. The holiday schedule is subject to change.

Net asset value generally is computed as of 5:00 p.m., Eastern time. Net asset value may be computed as of the closing time of the U.S. government securities markets on days when the Securities Industry and Financial Markets Association recommends an early closing of such markets and the Portfolio calculates its net asset value as of such earlier closing time. Early closings may occur the Fridays preceding the following holidays: Martin Luther King, Jr.’s Birthday; Presidents’ Day; Memorial Day; Labor Day; and Columbus Day. Early closings may also occur on the business days preceding the following holidays: Independence Day; Veterans’ Day; Thanksgiving Day; Christmas Day; New Year’s Day, and the Friday following Thanksgiving Day. The holiday schedule is subject to change.

The net asset value of the Fund’s shares is calculated by dividing the value of such Fund’s total assets, less its liabilities (including accrued expenses), by the number of shares of the Fund outstanding. The value of the Portfolio’s net assets (its securities and other assets, less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset values per share of the Fund are determined. The Fund seeks to maintain a net asset value of $1.00 per share. However, no assurance can be given that the Fund will be able to maintain a stable net asset value.

Amortized Cost Valuation.  The Fund and the Portfolio use the amortized cost method of valuation to determine the value of their portfolio securities in accordance with the provisions of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. This method of valuation does not take into account unrealized capital gains and losses resulting from changes in the market values of the securities due to changes in prevailing interest rate levels or other factors.

While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund or the Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that used a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower net asset value of the portfolio of the Fund or the Portfolio on a particular day, a prospective investor in the Portfolio or the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund that used market quotations to value its portfolio of investments. Existing shareholders of the Fund would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund (or to the extent the Fund invests in the Portfolio, the Portfolio) must maintain a dollar-weighted average portfolio maturity of 60 calendar days or less, maintain a dollar-weighted average life of portfolio securities of 120 calendar days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days or less and invest only in those high-quality securities that are determined by the Board of Trustees of the Trust (or MIP) to present minimal credit risks. “High quality” indicates that the securities are rated in one of the two highest categories by the required number of “requisite NRSROs” or, if unrated, determined by BFA to be of comparable quality to an investment rated as “high quality,” in accordance with procedures established by the Board of Trustees of MIP. The maturity of an instrument is generally deemed to be a shorter period remaining until the date when the principal amount thereof is due or the date on which the instrument may be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Portfolio invests only in securities which have been determined by BFA under procedures adopted by the Board of Trustees of MIP, to present minimal credit risks and to be of eligible credit quality under applicable regulations.

PURCHASE AND REDEMPTION OF SHARES

The procedures to be used in purchasing and redeeming shares of the Fund are set forth in the Prospectus under “How To Buy Shares” and “How To Redeem Shares.” The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Fund.

The following table shows the calculation of the offering price of shares of the Fund as of December 31, 2009:

Net Assets	Shares Outstanding	Offering Price

$321,370,551	321,373,423	$1.00

Purchases by Check. Shares of the Fund may be purchased by check as described in the Prospectus. If a check to purchase shares of the Fund does not clear, the shares purchased may be redeemed by the Distributor and the investor will be responsible for any loss or expenses incurred by the Fund or the Distributor as a result of the redemption or non-clearance.

Mandatory Redemption of Shares.  As described in the Prospectus, shares not held on an omnibus basis by a financial intermediary or the Distributor may be subject to mandatory redemption if the value of the shares held by a shareholder is less than $5,000. The Trust is under no obligation to compel the redemption of any account.

Suspension of Redemptions.  Redemption proceeds are normally paid as described in the Prospectus. The payment of redemption proceeds by the Fund may be postponed for more than seven days or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to determine fairly the value of its net assets, including circumstances when the Board of Trustees of MIP has determined it is appropriate to liquidate the Portfolio, or (d) during any other period when the SEC, by order, so permits for the protection of shareholders. Applicable rules and regulations of the SEC will govern as to whether the conditions described in (b) or (c) exist.

Redemption in Kind.  In the event that the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to pay any redemption or redemptions in cash, a redemption payment by the Fund may be made in whole or in part by a distribution in kind of securities, subject to applicable rules of the SEC. Any securities distributed in kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued by the Fund in computing net asset value per share. In the unlikely event that shares are redeemed in kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees of MIP, BFA is primarily responsible for the execution of the Portfolio’s transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. The following disclosure provides some more detail regarding the Portfolio’s practices regarding portfolio transactions. Depending on its investment objective, the Portfolio may not engage in some of the transactions described below.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolio. Payments of commissions to brokers who are affiliated persons of the Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

The Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter (“OTC”) markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of the Fund and interests of the Portfolio are redeemable on a daily basis in U.S. dollars, the Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Portfolio’s portfolio strategies.

The Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolio will not deal with affiliated persons, including PNC Financial Services Group, Inc., (“PNC”) and its affiliates, in connection with such transactions.

However, an affiliated person of the Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. The Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC and the policies or investment objectives of the Fund and the Portfolio. As a result, the portfolio turnover rates of the Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Portfolio’s net asset values or net income.

The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover.  Because the Portfolio invests in securities with relatively short-term maturities, the Portfolio expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Portfolio since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Portfolio usually will not incur brokerage expenses or excessive transaction costs.

TAXES

It is the policy of the Trust to distribute each fiscal year substantially all of the Fund’s net investment income and net realized capital gains, if any, to shareholders. The Trust intends that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for such tax treatment the Fund must generally, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments received with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currencies, certain related income, or net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code; and (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the market value of the

Fund’s assets is represented by cash, Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets or 10% of the voting securities of any issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than Government Securities) or two or more issuers which the Fund controls and which are engaged in the same or similar trade or business or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. If the Fund should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders.

The Portfolio is treated as a partnership for federal income tax purposes and therefore will not be required to pay any federal or state income or excise taxes. Any interest, dividends, gains and losses of the Portfolio will be deemed to pass through to the Fund in proportion to the Fund’s ownership interest in the Portfolio. Thus, to the extent that the Portfolio accrues but does not distribute income or gains, the Fund will be deemed to have realized and recognized its proportionate share of interest, dividends and gains, regardless of whether there has been a distribution of such items to the Fund. The Portfolio will seek to minimize recognition by its investors, including the Fund, of interest, dividends and gains without a distribution.

The Code requires regulated investment companies to pay a nondeductible 4% excise tax to the extent they do not distribute 98% of their ordinary income, determined on a calendar year basis, and 98% of their capital gains, determined on an October 31 year end basis. The Trust intends to distribute the income and capital gains of each Fund in the manner necessary to avoid imposition of the 4% excise tax by the end of each calendar year.

Dividends of the Fund declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

CONFLICTS OF INTEREST

There are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, and PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch and its affiliates, including Bank of America Corporation (“BAC”) (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Portfolio and its shareholders. The Entities provide investment management services to other fund and discretionary managed accounts that follow an investment program similar to that of the Portfolio. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Portfolio. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Portfolio directly and indirectly invests. Thus, it is likely that the Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolio and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolio, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Portfolio and BFA to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Portfolio and may result in an Entity having positions that are adverse to those of the Portfolio.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Portfolio. As a result, an Entity may compete with the Portfolio for appropriate investment opportunities. As a result of this and several other factors, the results of the Portfolio’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Portfolio could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Portfolio may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Portfolio. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio.

An Entity may maintain securities indices as part of their product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Portfolio’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolio may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Portfolio also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolio or who engage in transactions with or for the Portfolio, and may receive compensation for such services. The Portfolio may also make brokerage and other payments to Entities in connection with the Portfolio’s investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Portfolio and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

ADDITIONAL INFORMATION

Description of the Shares in the Trust.  Interests in the Fund are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares and may issue shares in series, with each series representing interests in a separate portfolio of investments (a “series”). As of the date of this SAI, shares representing interests in the Fund constitute the only series of the Trust’s shares outstanding. Shares are fully paid and non-assessable and have no preemptive or conversion rights. The shares may be redeemed by the shareholder or at the option of the Trust as discussed in the Prospectus.

The Board of Trustees has the power to establish additional series of shares, representing interests in additional investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Except for different distribution-related and other specific costs borne by each class of shares, shares of each class have the same voting and other rights. These varying costs will result in different dividends for each class.

Shareholders of the Fund are entitled to vote, together with the holders of any other series of the Trust’s shares, on the election of Trustees when that matter is voted upon at a meeting of shareholders. Annual meetings of shareholders of the Trust will not be held except as required by the 1940 Act or other applicable law. A meeting will be held on the removal of a Trustee or Trustees of the Trust if requested in writing by shareholders representing not less than 10% of the outstanding shares of the Trust. The Trust will assist in communications among shareholders as required by Section 16(c) of the 1940 Act.

Shareholders will also be entitled to vote on certain other matters as required by the 1940 Act or the Trust’s Declaration of Trust. Each share (and fractional share) is entitled to one vote (or fraction thereof). All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so. As discussed below, the Fund may pass through to its shareholders the right to vote on Portfolio matters requiring shareholder approval or may vote in the same percentage as the shareholders of the other investors in the Portfolio.

The Board of Trustees has the power to amend the rights related to shares without the need for shareholder approval where it has determined that it is consistent with the fair and equitable treatment of shareholders and shareholder approval is not otherwise required by applicable law. Notwithstanding the foregoing, shareholder approval shall be required if the amendment would adversely affect to a material degree the rights and preferences of the shares of any series or class or would increase or decrease the par value of the shares of any series or class.

Pursuant to the Declaration of Trust, the Trust has acknowledged that the name “Hewitt” is a property right of Hewitt and its affiliates and has agreed that Hewitt and its affiliated companies may use and permit others to use that name. If Hewitt ceases to be the administrator or distributor of the Trust, the Trust may be required to cease using the name Hewitt as part of its name or the name of the Fund, unless otherwise permitted by Hewitt or any successor to its interest in such name.

Information Concerning Investment Structure.  A change in the investment objective, policies or restrictions of the Portfolio may cause the Fund to withdraw its investments in the Portfolio. Alternatively, the Fund could seek to change its objective, policies or restrictions to conform to those of the Portfolio. The investment objective and certain of the investment restrictions of the Portfolio may not be changed without the approval of investors in the Portfolio. When the Fund is asked to vote on such a change or on other matters concerning the Portfolio, the Fund will hold a shareholders’ meeting or vote its interest in the Portfolio in the same manner as other shareholders of the Portfolio voted.

Shares of the Portfolio are held by investors other than the Fund. These investors may include other series of the Trust, other mutual funds and other types of pooled investment vehicles. When investors in the Portfolio vote on matters affecting the Portfolio, the Fund could be outvoted by other investors. The Fund may also otherwise be adversely affected by other investors in the Portfolio. These other investors offer shares (or interests) to their investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Portfolio may differ from the investment return of shares of the Fund. These differences in returns are also present in other fund structures. Information about other holders of shares of the Portfolio is available from Hewitt or the Distributor.

The Portfolio and MIP.  The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a series of MIP, an open-end management investment company that is organized as a Delaware statutory trust. MIP was formed on October 20, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust of MIP provides that investors in MIP are personally responsible for Trust liabilities and obligations, but only to the extent that MIP’s property is insufficient to satisfy such liabilities and obligations.

Ownership of the Fund.  Set forth below is information with respect to each person who, to the Trust’s knowledge, owned beneficially or of record more than 5% of the Fund’s total outstanding shares and their aggregate ownership of the Fund’s total outstanding shares as of March 31, 2010.

Name and Address	Number of Shares	% of Shares

Pershing LLC (1) f/b/o Hewitt Harborside Financial Center III 6th Floor Jersey City, NJ 07311	378,947,255	100%

(1)	Shares are held of record on behalf of customers, and not beneficially.

Trustee and Officer Liability.  Under the Trust’s Declaration of Trust and its By-Laws and under Delaware law, the Trustees, officers, employees and agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the 1940 Act, which prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. Similar provisions are contained in the Declaration of Trust of MIP.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP (“PWC”), 3 Embarcadero Center, San Francisco, California 94111, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for auditing the financial statements of the Fund annually and reviewing the tax returns of the Fund. PWC also serves as the independent registered public accounting firm of MIP and audits the financial statements of the Portfolio. The selection of the independent registered public accounting firm for the Trust and MIP is approved annually by their respective Audit committees and Boards of Trustees.

Legal Counsel.  K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602, serves as counsel to the Trust.

Shareholder Reports.  Shareholders of the Fund are kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the activities of the Fund.

Registration Statement.  This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

Financial Statements.  The Fund’s and the Portfolio’s audited financial statements appearing in the Annual Report to shareholders of the Fund, dated December 31, 2009, and the independent registered public accounting firm’s reports thereon are incorporated by reference in this SAI. The Annual Reports of the Fund, which contain the referenced statements, are available upon request and without charge.

SAI APPENDIX

The following is a description of the ratings given by Moody’s and S&P to corporate bonds and commercial paper.

Corporate Bonds

Moody’s:  The four highest ratings for corporate bonds are “Aaa,” “Aa,” “A” and “Baa.” Bonds rated “Aaa” are judged to be of the “best quality” and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated “Aa” are of “high quality by all standards,” but margins of protection or other elements make long-term risks appear somewhat greater than “Aaa” rated bonds. Bonds rated “A” possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated “Baa” are considered to be medium-grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well.

S&P:  The four highest ratings for corporate bonds are “AAA,” “AA,” “A” and “BBB.” Bonds rated “AAA” have the highest ratings assigned by S&P, indicating that the obligor has an extremely strong capacity to meet its financial commitment on the obligation. Bonds rated “AA” indicate that the obligor’s capacity to meet its financial commitment is very strong and differ “from the highest rated obligations only in small degree.” Bonds rated “A” indicate that the obligor has a “strong” capacity to pay interest and repay principal, but is “somewhat more susceptible” to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated “BBB” are regarded as having “adequate protection parameters” to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a “weakened capacity” to make such repayments. The ratings from “AA” to “BBB” may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

Moody’s:  Moody’s employs the designations of “Prime-1” and “Prime-2” to indicate the relative capacity of the rated issuers or borrowers to repay punctually. The highest rating for corporate commercial paper is “Prime- 1.” Issuers rated “Prime-1” have a “superior ability to repay short-term debt obligations,” and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated “Prime-2” “have a strong ability to repay short-term debt obligations,” but earnings trends, while sound, will be subject to more variation.

S&P:  The “A-1” rating for corporate commercial paper indicates that the “obligor’s capacity to meet its financial commitment on the obligation is strong.” Commercial paper rated “A-1+” indicates that the obligor’s capacity for payment of interest and repayment of principal is

B-1

“extremely strong.” Commercial paper with a satisfactory capacity for timely payments on issues will be rated “A-2.”

B-2